UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07.	Submission of Matters to a Vote of Security Holders.
Item 8.01.	Other Events.
Item 9.01.	Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Retirement of a Director at the Annual Meeting

As disclosed in the Company’s 2010 proxy statement as filed with the Securities and Exchange Commission on April 29, 2010 (the “Proxy Statement”), Mr. Jeffrey D. Benjamin’s term as a director expired at the annual meeting of stockholders (the “Annual Meeting”) of Virgin Media Inc. (the “Company”) held on June 9, 2010.

(d)

Appointment of a Director at the Board Meeting

On June 9, 2010, the board of directors (the “Board”) of the Company appointed Ms. Doreen Toben as a director of the Company and determined that she is independent for purposes of the NASDAQ listing rules.  Ms. Doreen Toben will serve as a Class II director and her term will expire at the Company’s 2012 Annual Meeting or until her successor is elected and qualified. Ms. Toben has also been named to the Audit Committee. Ms. Toben will be compensated as a non-executive director as described in the Proxy Statement under the heading “Information Regarding the Compensation of our Directors”, which description is incorporated herein by reference. Ms. Toben will also receive a fee for being a member of the Audit Committee of $10,000 per annum.

On June 10, 2010, the Company issued a press release announcing the appointment of Ms. Toben as a director of the Company.  The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Compensation of Directors

On June 9, 2010, the Board approved, in accordance with the Company’s compensatory arrangements for non-executive directors, the annual grant to each non-executive director of options to purchase 62,500 shares of the Company’s common stock at an exercise price of $15.93 per share. These options will be issued under the Virgin Media Inc. Amended and Restated 2006 Stock Incentive Plan, and will vest one year from the grant date, except that, for a director whose term expires or wishes to retire at the next Annual Meeting and who does not stand for re-election, vesting will accelerate to the date of the Company’s next annual meeting of stockholders if that date is prior to the one year vesting date. These options are intended to compensate non-executive directors for their services to the Company, to encourage them to remain on the Board and to provide them with appropriate incentives to increase the value of the Company to its stockholders.

(e)

Changes to Compensation of Named Executive Officers

The non-executive members of the Board, acting on the recommendation of the Board’s Compensation Committee, also determined the compensation that James Mooney, the Company’s chairman, will receive when his position as chairman becomes non-executive with effect from January 1, 2011.  Mr. Mooney will receive annual fixed cash compensation of $500,000, health benefits, plus he will receive the annual award of 62,500 options awarded to all non-executive directors on the same vesting and other terms as those directors.  Since the Company awards options to its non-executive directors in June, Mr. Mooney will receive a pro rata award in January 2011 to cover the period January to June.  Mr. Mooney will not have an employment contract and will serve as chairman and at the specified levels of compensation at the pleasure of the Board, but he has agreed to enter into a non-competition, non-solicitation and confidentiality agreement with terms consistent with those under his present employment agreement.  However, the position will be part-time, and Mr. Mooney will be free to take up other employment.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 9, 2010, the Company held its 2010 Annual Meeting.  At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•                  the re-election of three Class III directors to Board for a three year term to expire at the Company’s 2013 Annual Meeting or until their respective successors are duly elected and qualify;

•                  the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010; and

•                  the approval of the Virgin Media Inc. 2010 Stock Incentive Plan.

Of the 331,928,672 shares of common stock eligible to vote at the Annual Meeting, 246,652,416 shares of the Company’s common stock were voted, representing a quorum of 74.31% of the common stock eligible to vote.

The nominees named below were elected as directors at the Annual Meeting by the following final votes cast:

Name of Nominee	For	Withheld	Broker Non-Vote
Charles L. Allen	228,057,645	4,697,578	13,897,193
Andrew J. Cole	228,059,460	4,695,763	13,897,193
Gordon D. McCallum	230,453,199	2,302,024	13,897,193

The selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010, was ratified by the following final votes cast:

For	Against	Abstained
246,599,901	50,804	1,711

Stockholders approved the Virgin Media Inc. 2010 Stock Incentive Plan by the following final votes cast:

For	Against	Abstained	Broker Non-Vote
196,941,789	35,808,279	5,155	13,897,193

A copy of the Virgin Media Inc. 2010 Stock Incentive Plan was appended to the Company’s 2010 Proxy Statement as Appendix C and is incorporated herein by reference. At its meeting following the Annual Meeting, the Board determined that the effective date of the Virgin Media Inc. 2010 Stock Incentive Plan will be June 16, 2010.

Item 8.01.  Other Events.

Formation of the Nominating and Governance Committee

On June 9, 2010, the Board formed a Nominating and Governance Committee to replace the Nominating Sub-Committee of the Executive Committee. The Nominating and

Governance Committee will recommend candidates to serve as directors of the Company and will assist the Board in its oversight of the Company’s corporate governance.  A copy of the committee’s charter can be found on the Company’s website at www.virginmedia.com/investors under “Corporate Governance”. Information on the Company’s website is not incorporated by reference.

Reconstitution of Board Committees

On June 9, 2010, Ms. Doreen Toben joined the Company’s Audit Committee and Mr. William Huff was named as chairman and Messrs. Charles Allen, Andrew Cole and George Zoffinger were named as additional members of the Nominating and Governance Committee.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated June 11, 2010 issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2010

VIRGIN MEDIA INC.

By:	/s/ Bryan H. Hall
Name:	Bryan H. Hall
Title:	Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 11, 2010 issued by Virgin Media Inc.